Filed Pursuant to Rule 497
File no. 333-213498

Maximum Offering of 80,700,556 Shares
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Supplement No. 4 dated April 12, 2017
to
Prospectus dated November 2, 2016
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This Supplement No. 4 contains information which amends, supplements, or modifies certain information contained in the Prospectus of Priority Income Fund, Inc. (the “Company”) dated November 2, 2016, as amended or supplemented (the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 32 of the Prospectus before you decide to invest.

This supplement amends the indicated sections of the Prospectus as follows:

The second paragraph in the section entitled “Plan of Distribution - Compensation of Dealer Manager and Selected Broker-Dealers” is hereby replaced in its entirety by the following paragraph.

The dealer manager authorizes one or more other broker-dealers that are members of FINRA, which we refer to as selected broker-dealers, to sell our shares. The dealer manager may re-allow all of its selling commissions attributable to a selected broker-dealer pursuant to the terms of a selected dealer agreement. Such selected dealer agreement will be in substantially the form included as an exhibit to the dealer agreement, unless otherwise described in this Prospectus.

The dealer manager has entered into an agreement with each of the subsidiary broker dealers of Advisor Group, Inc. (each, an “Advisor Group Subsidiary”), whereby each Advisor Group Subsidiary will sell our shares and the dealer manager will re-allow all of its selling commissions attributable to sales by such Advisor Group Subsidiary. Pursuant to this agreement, the dealer manager will distribute 3% of the gross proceeds of the sale of such Class R shares to the applicable Advisor Group Subsidiary within 30 days of their receipt, and 1% of the gross proceeds from the sale of such Class R shares on each of the first, second and third anniversary of the sale of such Class R shares, even if such shares are no longer held by the purchaser or repurchased by us.